CERTIFICATION

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

I, William Lipkus, President and Principal Executive Officer of First Investors Income Funds (the “Registrant”), certify, pursuant to 18 U.S.C. Section 1350 as enacted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1. The Registrant’s periodic report on Form N-CSR of First Investors Income Funds for the year ended September 30, 2016, fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

2. The information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: November 28, 2016

   /S/ WILLIAM LIPKUS
   William Lipkus
   President and Principal Executive Officer,
   First Investors Income Funds

CERTIFICATION

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

I, Joseph I. Benedek, Treasurer and Principal Financial Officer of First Investors Income Funds (the “Registrant”), certify, pursuant to 18 U.S.C. Section 1350 as enacted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1. The Registrant’s periodic report on Form N-CSR of First Investors Income Funds for the year ended September 30, 2016, fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

2. The information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: November 28, 2016

   /S/ JOSEPH I. BENEDEK
   Joseph I. Benedek
   Treasurer and Principal Financial Officer,
   First Investors Income Funds